Exhibit 99.1

For Immediate Release

Investor Contact:	Nate Wallace	Press Contact:	Sheila Blackwell
	Manugistics Group, Inc.		Manugistics Group, Inc.
	sblackwell@manu.com		nate@manu.com
	301-255-5486		301-255-5059

Manugistics Announces Third Quarter Fiscal 2005 Results

ROCKVILLE, Md. — December 21, 2004 — Manugistics Group, Inc. (NASDAQ:MANU), a leading global provider of demand-driven supply chain management solutions, today reported results for its fiscal 2005 third quarter ended November 30, 2004.

For the third quarter, total revenue was $45.0 million, down 24.8 percent from $59.9 million in the prior year quarter. Software revenue was $6.7 million, down 61.0 percent from $17.1 million in the prior year quarter. Support revenue was $20.7 million compared to $22.2 million in the prior year quarter. Product revenue, which is composed of software and support revenue, was 60.7 percent of total revenue compared to 65.6 percent of total revenue in the prior year quarter. Services revenue was $16.2 million, down 11.9 percent from $18.3 million in the prior year quarter.

For the third quarter, the Company reported a GAAP net loss of $13.3 million, or $0.16 per basic and diluted share, compared to a GAAP net loss of $19.8 million, or $0.27 per basic and diluted share, in the prior year quarter. The net loss of the prior year quarter included a non-cash debt conversion expense of $16.4 million, or $0.23 per share, as a result of exchanging $22.5 million of convertible debt for 3,045,000 shares of the Company’s common stock in October of 2003. For the third quarter, the Company reported a GAAP operating loss of $11.5 million compared to a GAAP operating profit of $0.2 million in the prior year quarter. The GAAP net loss and the GAAP operating loss for the quarter ended November 30, 2004 include an exit and disposal charge of $2.9 million incurred by the Company for exit and disposal plans approved by August 19, 2004. This charge consists primarily of $2.6 million to be paid over multiple quarters for severance and other benefits related to headcount reductions and $0.3 million for lease abandonment and other charges associated with the exit and disposal plans.

For the third quarter, the Company reported adjusted operating loss of $3.3 million compared to adjusted operating income of $5.2 million in the prior year quarter. The Company reported adjusted net loss of $5.1 million, or $0.06 per basic and diluted share, for the third quarter, compared to adjusted net income of $1.6 million, or $0.02 per basic and diluted share, in the prior year quarter.

Adjusted operating income or loss, adjusted net income or loss and adjusted net income or loss per basic and diluted share referred to in this press release are non-GAAP measures and exclude the following items: amortization of intangibles and acquired technology, charges from exit and disposal activities, debt conversion expense and non-cash stock option compensation charges. A reconciliation of GAAP results to adjusted results has been provided in the financial statement tables following the text of this press release. For further information, please refer to the section of the press release titled, “Reasons for Presentation of Non-GAAP Financial Measures.”

“Although during the third quarter the Company faced continued challenging market conditions,” said Manugistics CEO Joe Cowan, “our clients and prospects remain actively engaged.  I am confident that with Manugistics products and people the Company is well positioned for growth as market conditions improve.”

“Some of our clients and prospects are asking for unique capabilities to give them a competitive edge in the marketplace,” said Cowan.  “That’s why we will be adding specialized functionality to our solutions to meet the needs of these clients.  In these instances we anticipate license revenue being recognized on a contract accounting basis over the course of the delivery of the solution, rather than being recognized upon delivery and contract execution.”

“We have spent the last three months addressing better ways to manage across the different organizations within the Company,” said Cowan.  “We made substantial reductions in our cost structure and will continue to further reduce costs.  We will continue to work to further improve the Company’s operations and return to profitability.”

“I am also pleased to announce that this month we commenced operations at our own product development center in Hyderabad, India,” added Cowan.  “This move will result in significant cost savings for the Company as we shift a substantial portion of our development to our new facility throughout calendar year 2005.  Our core, high-level development will remain in Rockville, Maryland.”

As previously mentioned last quarter, the Company anticipates headcount to be approximately 725 at the end of its fourth quarter fiscal 2005.  Headcount at the end of our third quarter was 733 compared to 815 at the end of our second quarter. During the third quarter, we realized cost savings of approximately $3.5 million as a result of the second quarter exit and disposal plans.  As previously disclosed, the Company anticipates quarterly cost savings of approximately $4.0 million to $5.0 million by the end of its fourth quarter fiscal 2005, as a result of the second quarter exit and disposal plans.  In addition, as a result of opening its development center in India, the Company expects to realize additional cost savings of $2.0 million to $3.0 million per quarter by the end of fiscal 2006.

Business Metrics — Quarter Ended November 30, 2004

•      The Company closed 11 significant software license transactions — software license transactions of $100,000 or greater.

•      Included in the above was one significant software license transaction of $1 million or greater.

•      The average selling price for significant software transactions was approximately $491,500.

•      4.3 percent of software revenue came from a significant transaction related to a new client.

•      42.1 percent of software revenue came from international sales.

•      Cash flows from operations were a negative $5.6 million, which included the semi-annual coupon payment of $4.4 million for the convertible notes.

•      Cash, marketable securities and investments were approximately $132.2 million as of November 30, 2004, down from $137.9 million as of August 31, 2004.

•      Days Sales Outstanding (DSO) for receivables was 75 days in both the second and third quarters.

Manugistics does not provide forward-looking guidance on software revenue, total revenue, operating performance or net performance nor does the Company intend to provide performance updates prior to the release of full period results.

Other Highlights and Developments:

Third Quarter Global Client Wins: The Company signed significant software license transactions in key industries in the Americas, Europe and Asia, with third quarter global wins including, among others: H. J. Heinz Company, Ltd., Lafarge Aluminates, O2, Serono International S.A. and Wickes Building Supplies, Ltd.

Executive Appointment: On December 1, 2004, Janie West joined Manugistics’ executive management team as Vice President of Mid-Markets. West will be responsible for the development of a corporate strategy to expand Manugistics’ footprint in new and emerging middle markets.  West brings more than 20 years experience in overseeing business development and corporate strategy, product marketing, technology and software sales operations to the Company.  She will report directly to Joe Cowan.

enVISION Fall Summit Series: The Company wrapped up its 2004 Fall enVISION Summit Series hosting three events during the third quarter:

•      Aerospace & Defense, October 4-5, 2004, Baltimore, Maryland;

•      Demand and Revenue Management, November 11, 2004, Manugistics Headquarters in Rockville, Maryland; and

•      Transportation and Logistics, November 18, 2004, Chicago, Illinois.

Thought leaders from around the world discussed industry-specific trends, debated issues and presented real-world strategies to address and solve the challenges in implementing successful demand and supply chain management solutions. Additional event information is available at: http://www.manu.com/summit/default.asp.

Conference Call Information: Manugistics will conduct a simultaneous conference call and audio Web-cast on Tuesday, December 21, 2004 at 5:00 PM ET to discuss the Company’s financial performance for its third quarter. Interested parties may listen to the Web-cast by going to www.manugistics.com/ir/.

A recording of the call will be available from 7:00 PM ET Tuesday, December 21, 2004 through 7:00 PM ET on Thursday, December 23, 2004. To listen to the recording, callers within North America may call 800-633-8284. Callers outside North America may call 402-977-9140. Callers to the recording will be required to enter the access number for this call, which is 21217419. In addition, a recording of the Web-cast will be archived for approximately three months on the Manugistics website at www.manugistics.com/ir/.

About Manugistics Group, Inc.

Manugistics powers the demand-driven supply chain. Today, more than 1,200 clients trust Manugistics to help them drive profitable growth, unlock the value of their existing IT investments, and ensure the security and integrity of their global supply chains. Its clients include industry leaders such as AT&T, BMW, Boeing, Cingular, Circuit City, Coca-Cola Bottling, Delta Air Lines, DHL, Diageo, DuPont, Harley-Davidson, John Deere, Marriott, McCormick, Nestle, Nissan, RadioShack, Sanmina-SCI and Unilever. For more information, go to www.manugistics.com.

FOR ADDITIONAL INFORMATION REGARDING THIS ANNOUNCEMENT, CONTACT THE MANUGISTICS NEWSBUREAU HOTLINE AT 301-255-5330.

Reasons for Presentation of Non-GAAP Financial Measures

The non-GAAP financial measures presented in the text of this press release and accompanying supplementary financial information (also referred to as “adjusted”) represent the financial measures used by the Company’s management to evaluate the quarterly operating performance of the Company and to conduct its business operations. These non-GAAP financial measures are also used by management to evaluate return on investment, income contribution and future impact to operating results of potential mergers and acquisitions. In addition, these non-GAAP financial measures facilitate management’s internal comparisons to competitors’ operating results and the software industry in general. This non-GAAP financial information is provided as additional information for investors and is not in accordance with, or an alternative to, GAAP. In addition, the non-GAAP financial information provided may be different than similar measures used by other companies. However, the Company’s management believes these non-GAAP measures provide useful information to investors, potential investors, securities analysts and others so each group can evaluate the Company’s current and future prospects in the same manner as management if they so choose. The Company believes its non-GAAP measures of operating performance better reflect the underlying economics of its business and better align with the cash flow performance of the Company as measured under GAAP than it does with operating results as presented under GAAP, which include or may include, from time to time, non-cash charges for amortization expense and purchased research and development related to acquisitions, impairment losses on long-lived assets, exit and disposal activities and non-cash stock option compensation charges. A reconciliation of GAAP results to adjusted results has been provided in the financial statement tables that accompany this press release.

Forward-Looking Statements

Information in this release relating to Manugistics’ prospects that are forward-looking statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to, the following: (1) Manugistics has recently instituted exit and disposal plans which include, among other things, a decrease in employee workforce and office closures. In addition, Manugistics has recently undergone significant changes in senior management. There can be no assurances as to the effectiveness of these plans on the Company’s overall financial performance and condition, that further similar initiatives will not be undertaken in the future, or that these plans will not have an adverse impact on Manugistics’ ability to successfully operate its business; (2) Economic, political and other uncertainties continue to adversely affect purchasing decisions for enterprise application software and services throughout our markets, such as decisions to delay closing of software license transactions or to reduce the size of individual transactions, which have and may continue to result in quarterly revenues and income falling significantly short of anticipated levels; (3) Manugistics management’s ability to accurately forecast revenue or to adjust the Company’s cost structure, most of which is fixed in the short-term, quickly enough to align it with revenue; (4) Manugistics management’s ability to accurately project cost savings from exit and disposal activities and other cost saving initiatives; (5) Manugistics’ ability to maintain its competitive place in the markets for its products and services, to keep pace with the rapid technological advances or to introduce new products or product versions that satisfy customer demand, achieve market acceptance or meet competitive challenges.

Forward looking statements may be identified by the use of words such as “achieve,” “address,” “adjust,” “align,” “allow,” “anticipate,” “assume,” “begin,” “believe,” “confident,” “continue,” “create,” “develop,” “enable,” “engage,” “expand,” “expect,” “focus,” “forecast,” “future,” “gain,” “go-forward,” “grow,” “guidance,” “help,” “improve,” “intend,” “lead,” “leverage,” “looking forward,” “maintain,” “meet,” “might,” “opportunities,” “position,” “predict,” “probably,” “provide,” “reduce,” “remain,” “realize,” “return,” “see,” “should,” “strategy,” “target,” “understand,” or “will.” More information about factors that potentially could affect Manugistics’ financial results is included in Manugistics filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended February 29, 2004 and its Quarterly Report on Form 10-Q for the quarter ended August 31, 2004. Manugistics assumes no obligation to update the forward-looking information contained in this announcement.

Manugistics is a registered trademark, the Manugistics logo, and Manugistics NetWORKS are trademarks of Manugistics, Inc. All other product or company names mentioned are used for identification purposes only, and may be trademarks of their respective owners.

MANUGISTICS GROUP, INC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP (1)

(in thousands, except per share data)

	Three Months Ended November 30, (Unaudited)		Nine Months Ended November 30, (Unaudited)
	2004	2003	2004	2003
REVENUE:
Software	$6,664	$17,079	$28,143	$54,790
Support	20,666	22,195	63,383	64,749
Services	16,159	18,332	50,091	58,249
Reimbursed expenses	1,556	2,291	6,273	7,457
Total revenue	45,045	59,897	147,890	185,245

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	3,525	3,695	10,861	12,560
Amortization of acquired technology	3,546	3,546	10,638	10,664
Cost of services and support	18,391	18,450	55,621	62,902
Cost of reimbursed expenses	1,556	2,291	6,273	7,457
Sales and marketing	11,387	16,326	41,852	49,209
Product development	8,257	8,049	25,151	28,153
General and administrative	5,250	5,912	17,270	18,158
Amortization of intangibles	1,662	1,004	4,986	3,012
Exit and disposal activities	2,931	67	6,636	10,549
Non-cash stock option compensation charge	—	394	168	1,606
Total operating expenses	56,505	59,734	179,456	204,270

OPERATING (LOSS) INCOME	(11,460)	163	(31,566)	(19,025)
DEBT CONVERSION EXPENSE	—	(16,406)	—	(16,406)
OTHER EXPENSE, NET	(1,585)	(3,374)	(5,655)	(9,997)
LOSS BEFORE INCOME TAXES	(13,045)	(19,617)	(37,221)	(45,428)
PROVISION FOR INCOME TAXES	223	230	894	849
NET LOSS	$(13,268)	$(19,847)	$(38,115)	$(46,277)

BASIC AND DILUTED LOSS PER SHARE	$(0.16)	$(0.27)	$(0.47)	$(0.65)

SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION	81,928	72,753	81,885	71,088

(1) GAAP = Generally Accepted Accounting Principles

MANUGISTICS GROUP, INC AND SUBSIDIARIES

ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - NON - GAAP (1)

(in thousands, except per share data)

	Three Months Ended November 30, (Unaudited)		Nine Months Ended November 30, (Unaudited)
	2004	2003	2004	2003
REVENUE:
Software	$6,664	$17,079	$28,143	$54,790
Support	20,666	22,195	63,383	64,749
Services	16,159	18,332	50,091	58,249
Reimbursed expenses	1,556	2,291	6,273	7,457
Total revenue	45,045	59,897	147,890	185,245

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	3,525	3,695	10,861	12,560
Cost of services and support	18,391	18,450	55,621	62,902
Cost of reimbursed expenses	1,556	2,291	6,273	7,457
Sales and marketing	11,387	16,326	41,852	49,209
Product development	8,257	8,049	25,151	28,153
General and administrative	5,250	5,912	17,270	18,158
Total operating expenses	48,366	54,723	157,028	178,439

ADJUSTED OPERATING (LOSS) INCOME	(3,321)	5,174	(9,138)	6,806
OTHER EXPENSE, NET	(1,585)	(3,374)	(5,655)	(9,997)
ADJUSTED (LOSS) INCOME BEFORE INCOME TAXES	(4,906)	1,800	(14,793)	(3,191)
PROVISION FOR INCOME TAXES	223	230	894	849
ADJUSTED NET (LOSS) INCOME	$(5,129)	$1,570	$(15,687)	$(4,040)

BASIC ADJUSTED NET (LOSS) INCOME PER SHARE	$(0.06)	$0.02	$(0.19)	$(0.06)
DILUTED ADJUSTED NET (LOSS) INCOME PER SHARE	$(0.06)	$0.02	$(0.19)	$(0.06)

SHARES USED IN BASIC ADJUSTED NET (LOSS) INCOME PER SHARE CALCULATION	81,928	72,753	81,885	71,088

SHARES USED IN DILUTED ADJUSTED NET (LOSS) INCOME PER SHARE CALCULATION	81,928	74,665	81,885	71,088

(1) The adjusted condensed consolidated statements of operations is a non-GAAP presentation of the Company’s financial performance that is intended to enhance the understanding of the results of operations. Please see the reconciliation to GAAP results that also accompanies this press release.

MANUGISTICS GROUP, INC AND SUBSIDIARIES

RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

THREE MONTHS ENDED NOVEMBER 30, 2004

(in thousands, except per share data)

	GAAP	Adjustments		Adjusted (1)
REVENUE:
Software	$6,664	$—		$6,664
Support	20,666	—		20,666
Services	16,159	—		16,159
Reimbursed expenses	1,556	—		1,556
Total revenue	45,045	—		45,045

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	3,525	—		3,525
Amortization of acquired technology	3,546	(3,546	) (a)	—
Cost of services and support	18,391	—		18,391
Cost of reimbursed expenses	1,556	—		1,556
Sales and marketing	11,387	—		11,387
Product development	8,257	—		8,257
General and administrative	5,250	—		5,250
Amortization of intangibles	1,662	(1,662	) (a)	—
Exit and disposal activities	2,931	(2,931	) (b)	—
Total operating expenses	56,505	(8,139)		48,366

OPERATING LOSS	(11,460)	8,139		(3,321)
OTHER EXPENSE, NET	(1,585)	—		(1,585)
LOSS BEFORE INCOME TAXES	(13,045)	8,139		(4,906)
PROVISION FOR INCOME TAXES	223	—		223
NET LOSS	$(13,268)	$8,139		$(5,129)

BASIC AND DILUTED LOSS PER SHARE	$(0.16)			$(0.06)

SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION	81,928			81,928

MANUGISTICS GROUP, INC AND SUBSIDIARIES

RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

THREE MONTHS ENDED NOVEMBER 30, 2003

(in thousands, except per share data)

	GAAP	Adjustments		Adjusted (1)
REVENUE:
Software	$17,079	$—		$17,079
Support	22,195	—		22,195
Services	18,332	—		18,332
Reimbursed expenses	2,291	—		2,291
Total revenue	59,897	—		59,897

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	3,695	—		3,695
Amortization of acquired technology	3,546	(3,546	) (a)	—
Cost of services and support	18,450	—		18,450
Cost of reimbursed expenses	2,291	—		2,291
Sales and marketing	16,326	—		16,326
Product development.	8,049	—		8,049
General and administrative	5,912	—		5,912
Amortization of intangibles	1,004	(1,004	) (a)	—
Exit and disposal activities	67	(67	) (b)	—
Non-cash stock compensation charge	394	(394	) (c)	—
Total operating expenses	59,734	(5,011)		54,723

OPERATING INCOME	163	5,011		5,174
DEBT CONVERSION EXPENSE	(16,406)	16,406	(d)	—
OTHER EXPENSE, NET	(3,374)	—		(3,374)
(LOSS) INCOME BEFORE INCOME TAXES	(19,617)	21,417		1,800
PROVISION FOR INCOME TAXES	230	—		230
NET (LOSS) INCOME	$(19,847)	$21,417		$1,570

BASIC (LOSS) INCOME PER SHARE	$(0.27)			$0.02
DILUTED (LOSS) INCOME PER SHARE	$(0.27)			$0.02

SHARES USED IN BASIC (LOSS) INCOME PER SHARE CALCULATION	72,753			72,753
SHARES USED IN DILUTED (LOSS) INCOME PER SHARE CALCULATION	72,753			74,665

MANUGISTICS GROUP, INC AND SUBSIDIARIES

RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

NINE MONTHS ENDED NOVEMBER 30, 2004

(in thousands, except per share data)

	GAAP	Adjustments		Adjusted (1)
REVENUE:
Software	$28,143	$—		$28,143
Support	63,383	—		63,383
Services	50,091	—		50,091
Reimbursed expenses	6,273	—		6,273
Total revenue	147,890	—		147,890

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	10,861	—		10,861
Amortization of acquired technology	10,638	(10,638	) (a)	—
Cost of services and support	55,621	—		55,621
Cost of reimbursed expenses	6,273	—		6,273
Sales and marketing	41,852	—		41,852
Product development	25,151	—		25,151
General and administrative	17,270	—		17,270
Amortization of intangibles	4,986	(4,986	) (a)	—
Exit and disposal activities	6,636	(6,636	) (b)	—
Non-cash stock compensation charge	168	(168	) (c)	—
Total operating expenses	179,456	(22,428)		157,028

OPERATING LOSS	(31,566)	22,428		(9,138)
OTHER EXPENSE, NET	(5,655)	—		(5,655)
LOSS BEFORE INCOME TAXES	(37,221)	22,428		(14,793)
PROVISION FOR INCOME TAXES	894	—		894
NET LOSS	$(38,115)	$22,428		$(15,687)

BASIC AND DILUTED LOSS PER SHARE	$(0.47)			$(0.19)

SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION	81,885			81,885

MANUGISTICS GROUP, INC AND SUBSIDIARIES

RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

NINE MONTHS ENDED NOVEMBER 30, 2003

(in thousands, except per share data)

	GAAP	Adjustments		Adjusted (1)
REVENUE:
Software	$54,790	$—		$54,790
Support	64,749	—		64,749
Services	58,249	—		58,249
Reimbursed expenses	7,457	—		7,457
Total revenue	185,245	—		185,245

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	12,560			12,560
Amortization of acquired technology	10,664	(10,664	) (a)	—
Cost of services and support	62,902	—		62,902
Cost of reimbursed expenses	7,457	—		7,457
Sales and marketing	49,209	—		49,209
Product development	28,153	—		28,153
General and administrative	18,158	—		18,158
Amortization of intangibles	3,012	(3,012	) (a)	—
Exit and disposal activities	10,549	(10,549	) (b)	—
Non-cash stock compensation charge	1,606	(1,606	) (c)	—
Total operating expenses	204,270	(25,831)		178,439

OPERATING (LOSS) INCOME	(19,025)	25,831		6,806
DEBT CONVERSION EXPENSE	(16,406)	16,406	(d)	—
OTHER EXPENSE, NET	(9,997)	—		(9,997)
LOSS BEFORE INCOME TAXES	(45,428)	42,237		(3,191)
PROVISION FOR INCOME TAXES	849	—		849
NET LOSS	$(46,277)	$42,237		$(4,040)

BASIC AND DILUTED LOSS PER SHARE	$(0.65)			$(0.06)

SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION	71,088			71,088

(1) The adjusted financial information provided is a non-GAAP measure of the Company’s financial performance that is intended to enhance the understanding of the results of operations.

Footnotes:

(a) Amortization of intangibles and acquired technology related to acquisitions.

(b) Exit and disposal activities

(c) Non-cash stock compensation charge

(d) Debt conversion expense related to exchange of convertible debt for common stock.

MANUGISTICS GROUP, INC AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	November 30, 2004	February 29, 2004	November 30, 2003
	(unaudited)	(unaudited)	(unaudited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$81,566	$138,984	$124,615
Marketable securities	36,477	7,316	2,638
Total cash, cash equivalents and marketable securities	118,043	146,300	127,253

Accounts receivable, net	37,716	55,575	58,464
Other current assets	13,264	11,924	13,266
Total current assets	169,023	213,799	198,983

NONCURRENT ASSETS:
Property and equipment, net	18,565	21,632	23,944
Software development costs, net	14,140	14,224	13,556
Goodwill	185,749	185,501	185,547
Intangible and other assets, net	36,995	53,926	60,067
Long-term investments.	14,127	8,999	9,807
TOTAL	$438,599	$498,081	$491,904

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$7,932	$10,368	$10,745
Accrued liabilities	31,524	34,149	31,857
Deferred revenue	31,051	43,748	34,931
Total current liabilities	70,507	88,265	77,533

NONCURRENT LIABILITIES:
Convertible debt	175,500	175,500	227,500
Long-term debt and capital leases	1,841	2,633	3,116
Other	9,566	14,823	10,306

STOCKHOLDERS’ EQUITY	181,185	216,860	173,449
TOTAL	$438,599	$498,081	$491,904

SUPPLEMENTAL BALANCE SHEET INFORMATION:
Total cash, cash equivalents, marketable securities and long-term investments	$132,170	$155,299	$137,060

MANUGISTICS GROUP, INC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended November 30, (Unaudited)		Nine Months Ended November 30, (Unaudited)
	2004	2003	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(13,268)	$(19,847)	$(38,115)	$(46,277)
Non-cash items	14,885	26,079	41,673	57,734
Changes in assets and liabilities	(7,215)	(17,962)	(16,928)	(20,767)
NET CASH USED IN OPERATING ACTIVITIES	(5,598)	(11,730)	(13,370)	(9,310)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions, net of cash acquired	—	(61)	—	1,968
Restricted cash	—	4,022	—	12,980
Capital expenditures	(449)	(878)	(3,352)	(1,674)
Capitalization/purchases of software	(2,596)	(3,227)	(7,341)	(8,955)
Proceeds on sale of property	1,958	—	1,958	—
(Purchases) sales of marketable securities, net	(17,522)	(1,948)	(29,360)	308
Sales (purchases) of long-term investments, net	2,808	(9,807)	(5,128)	(9,807)
NET CASH USED IN INVESTING ACTIVITIES	(15,801)	(11,899)	(43,223)	(5,180)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments - long-term debt, net	(704)	(701)	(1,976)	(2,359)
Proceeds from exercise of stock options and employee stock plan purchases	145	3,599	745	4,646
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(559)	2,898	(1,231)	2,287

EFFECTS OF EXCHANGE RATES ON CASH BALANCES	1,616	2,148	406	2,029

NET CHANGE IN CASH AND CASH EQUIVALENTS	(20,342)	(18,583)	(57,418)	(10,174)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	101,908	143,198	138,984	134,789
CASH AND CASH EQUIVALENTS, END OF PERIOD	$81,566	$124,615	$81,566	$124,615

MANUGISTICS GROUP, INC AND SUBSIDIARIES

SELECTED STATISTICAL INFORMATION

(in thousands)

	Three Months Ended November 30, (Unaudited)		Nine Months Ended November 30, (Unaudited)
	2004	2003	2004	2003
Days sales outstanding - accounts receivable, net	75	88

Product development costs, as reported	$8,257	$8,049	$25,151	$28,153
Capitalized software development costs	2,596	2,668	7,140	7,494
Gross product development costs	$10,853	$10,717	$32,291	$35,647
Gross product development costs -% of revenue	24.1%	17.9%	21.8%	19.2%

Capitalized software development costs	$2,596	$2,668	$7,140	$7,494
Amortization of capitalized software development costs	(2,435)	(2,095)	(7,224)	(7,303)
Net	$161	$573	$(84)	$191